TAX EXPENSE (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Inventory	$ 586	$ 360
Deferred Income Tax Assets And Liabilities [Member]
Net Operating Losses	4,159	2,842
Inventory	4	0
Reserves Allowances	(77)	58
Gross deferred tax assets	4,086	2,900
Valuation allowance	(3,719)	(2,330)
Total deferred tax assets	367	570
Depreciable asset basis differences	(367)	(570)
Total deferred tax liabilities	(367)	(570)
Net deferred tax assets (liabilities)	$ 0	$ 0